UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 8, 2011
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA  02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Novelos Therapeutics, Inc.  (“Novelos”) hereby amends Item 9.01 of its Current Report on Form 8-K filed April 11, 2011, event date April 8, 2011 (the “8-K”), in order to provide the financial statements and pro forma financial information required under Item 9.01.

On April 8, 2011, we completed the acquisition of Cellectar, Inc. (“Cellectar”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between Novelos, Cellectar and Cell Acquisition Corp., a wholly owned subsidiary of Novelos (the “Merger Subsidiary”). As a result, Cellectar was merged into the Merger Subsidiary (the “Acquisition”) and the Merger Subsidiary, which has been renamed Cellectar, Inc., owns all assets and operates the business previously owned and operated by Cellectar. Prior to the Acquisition, Cellectar was in the business of developing drugs for the treatment and diagnosis of cancer.  We will continue to develop Cellectar’s compounds following the Acquisition and will operate using the name Novelos Therapeutics, Inc.

As consideration for the Acquisition, the former stockholders of Cellectar  received aggregate consideration consisting of a number of shares of Novelos common stock constituting approximately 85% of the outstanding shares of Novelos common stock, after giving effect to the Acquisition but before giving effect to the concurrent private placement of our securities described in the 8-K.

On April 11, 2011, we filed the 8-K to report, among other things, the Acquisition, as more completely described therein. At the time of the filing of the 8-K, certain financial statements were not available and, accordingly, were not filed with the 8-K as permitted by Item 9.01 of Form 8-K.  Novelos is filing this Amendment to the 8-K to include those financial statements and the pro-forma financial information required to be filed under Item 9.01.  Since the former stockholders of Cellectar retained the majority voting interest in the combined business, the Acquisition will be accounted for as a reverse acquisition whereby Cellectar will be treated as the acquirer for accounting and financial reporting purposes, although the registrant will retain the name Novelos Therapeutics, Inc.  The financial statements presented herein represent the historical financial information of Cellectar, but have been described as Novelos Therapeutics, Inc.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a)           Financial Statements of Businesses Acquired

The following financial statements are filed herewith. The financial statements are included in this Current Report on Form 8-K (“Report”) as Exhibit 99.1 hereto, which follow the signature page of this Report.

Exhibit 99.1 – Audited Financial Statements of Novelos Therapeutics, Inc. as of December 31, 2010 and 2009, for the years then ended and for the Cumulative Development-Stage Period from November 7, 2002 (date of inception) to December 31, 2010;  Unaudited Financial Statements of Novelos Therapeutics, Inc. as of and for the three months ended March 31, 2011.

b)           Pro Forma Financial Information

The following pro forma financial statements are filed herewith. The pro forma financial statements are included in this Report as Exhibit 99.2 hereto, which follow the signature page of this Report.

Exhibit 99.2 – Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011; Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2011 and year ended December 31, 2010.

c)           Shell Company Transactions

Not applicable.

d)           Exhibits

99.1           Report of the Independent Registered Public Accounting Firm and Financial Statements of Novelos Therapeutics, Inc. as of December 31, 2010 and 2009, for the years then ended and for the Cumulative Development-Stage Period from November 7, 2002 (date of inception) to December 31, 2010 ;  Unaudited Financial Statements of Novelos Therapeutics, Inc. as of and for the three months ended March 31, 2011.

99.2           Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011; Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2011 and year ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
President and Chief Executive Officer